UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Corn Products International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M22910-P92382 Dear Stockholder, you are receiving this Notice because the proxy materials for our 2010 Annual Meeting of Stockholders are available on the Internet. You should review these materials before you cast your vote. This is not a form of proxy. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CORN PRODUCTS INTERNATIONAL, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2010. CORN PRODUCTS INTERNATIONAL, INC. 5 WESTBROOK CORPORATE CENTER WESTCHESTER, IL 60154 Meeting Information Meeting Type: Annual For holders as of: 3/22/10 Date: 5/19/10 Time: 9:00 a.m. CDT Location: Westbrook Corporate Center Meeting Facility Annex between Towers 2 and 5 Westchester, Illinois 60154 See the reverse side of this notice to obtain proxy materials and voting instructions.

M22911-P92382 Vote In Person: Please retain this Notice if you wish to attend the Annual Meeting of Stockholders in person. You must present this Notice at the door for admission of yourself and one guest. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Please Choose One of the Following Voting Methods Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/5/10. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Corn Products International, Inc. 5 Westbrook Corporate Center Westchester, Illinois 60154 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS The 2010 Annual Meeting of Stockholders of Corn Products International, Inc. will be held at the Westbrook Corporate Center Meeting Facility, which is located on the ground floor of the annex between Towers 2 and 5 of the Westbrook Corporate Center (near the southwesterly corner of the intersection of Cermak Road and Wolf Road), in Westchester, Illinois, on Wednesday, May 19, 2010, at 9:00 a.m., local time, for the following purposes: 1. to elect the four nominees named in the proxy statement, Ilene S. Gordon, Karen L. Hendricks, Barbara A. Klein and Dwayne A. Wilson, as Class I directors for a term of three years; Ms. Gordon, Ms. Hendricks and Ms. Klein are currently serving as Class I directors and their terms are expiring at the annual meeting, 2. to approve amendments to the company's certificate of incorporation to eliminate the classified board structure, 3. to amend and reapprove the Corn Products International, Inc. Stock Incentive Plan, 4. to amend and reapprove the Corn Products International, Inc. Annual Incentive Plan, 5. to ratify the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the company and its subsidiaries, in respect of the company's operations in 2010, and 6. to transact other business, if any, that is properly brought before the meeting and prior to any adjournment or adjournments thereof. The Board of Directors recommends a vote "For" Items 1, 2, 3, 4 and 5. Stockholders of record at the close of business on March 22, 2010 will be entitled to vote at the meeting and at any adjournment of the meeting. Attendance at the meeting will be limited to stockholders, those holding proxies from stockholders and invited guests from the media and financial community. For ten days before the meeting, a list of stockholders will be available for inspection during ordinary business hours at the company's offices at 5 Westbrook Corporate Center, Westchester, Illinois 60154. Your vote is important. Whether or not you expect to attend the annual meeting, please ensure that your vote will be counted by voting on the Internet or by toll-free telephone number, as described in the proxy statement. By order of the Board of Directors, Mary Ann Hynes Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer April 9, 2010 M22912-P92382

M22913-P92382 Please retain this Notice if you wish to attend the Annual Meeting of Stockholders in person. You must present this Notice at the door for admission for yourself and one guest. Seating will be on a first-come, first-served basis, and you may be asked to present valid picture identification before being admitted. The use of cameras at the annual meeting is prohibited, and they will not be allowed in the meeting room, except by credentialed media. We realize that many cellular phones have built-in digital cameras. While these phones may be brought into the room, the camera function may not be used at any time. No recording devices, large packages, luggage or bags will be permitted in the meeting room.